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                                                      Exhibit 10(iii)(A)(17)(ii)
                                                               to Form 10-K 1994

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT


     For purposes of clarification, Section 12(D) of the Employment Agreement between Cincinnati Bell Inc. and James F. Orr dated August 19, 1994 (the "Agreement") is amended by the addition of the following sentence:

          In the event of a termination of this agreement under
          Section 12(c) within 90 days after a Change in Control of CBI or CBIS, Employee shall receive, at Employee's election, either the compensation and benefits provided under Section 12(C) or the compensation and benefits provided under this
          Section 12(D).

     In all other respects, the terms of the Agreement shall remain as originally executed.

     IN WITNESS WHEREOF, Cincinnati Bell Inc. and James F. Orr have signed below effective October 31, 1994.




                                        CINCINNATI BELL INC.


                                        By /s/ D. J. Lahey
                                           ------------------------------------


                                            /s/ James F. Orr
                                            -----------------------------------
                                            James F. Orr